                                                                    May 1, 2000


[PHOTO]

Dear Shareholder:

  The Zweig Total Return Fund, Inc.'s net asset value gained 2.5% during the quarter ended March 31, 2000, including $0.19 in reinvested distributions.

  Consistent with our policy of seeking to minimize risk while earning reasonable returns, the Fund's average overall exposure during the period was 53%.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net asset value per year, which equals 0.83% per month, the Fund recently announced a distribution of $0.06 payable on May 24, 2000, to shareholders of record on May 11, 2000. The value of a distribution depends on the exact net asset value at the time of declaration. For the May distribution, 0.83% of the Fund's net asset value was equivalent to $0.06 per share. Including this distribution, the Fund's payout since its inception totals $10.29.


                                MARKET OUTLOOK

  Our bond exposure at the end of the first quarter was 44% compared with 22% at year-end. If we were fully invested, the Fund would be 62.5% invested in bonds and 37.5% invested in stocks. Consequently, at 44% we are at about 70% of a full position (44%/62.5%) for bonds.

  Treasury bond prices rounded out the best first quarter in more than a decade. Longer duration bonds--especially the 30-year Treasury bond--rallied to lower yields. The prices of U.S. Treasury bonds move in the opposite direction from yields. The 30-year Treasury began the year at just over 6.60% yield and ended the quarter at 5.80%.

  Yields on shorter-term bonds--especially less than two years--did not fare as well as the Federal Reserve Bank tightened monetary conditions by raising the Fed funds rate to 6.00%. As measured from two-year to 30-year bonds, the yield curve has inverted. In other words, yields of shorter-term bonds exceed yields on longer-term bonds. This is not generally a positive indicator for the economy or the stock market.

  Another factor in the strengthening long-term bond market was the Treasury's announcement that it will issue the 30-year bond only once annually instead of twice a year. Also, the anticipation that the Fed's raising of rates will help bring about an economic slowdown has pushed bond prices higher and yields low-er.

  Our equity exposure as of March 31, 2000, was 23%, little changed from our 25% position at the close of the year. At 23% we are at about 61% of a full position (23%/37.5%) for equities.

  The Nasdaq Index made headlines last month. After significantly outperforming the S&P 500 Index and the Dow Jones Industrial Average, the Nasdaq started to fall by its own weight. I think it just got too far ahead of itself. In some instances, price/earnings ratios ranged from ultra-high to in-finite as the Nasdaq soared 255% in 18 months. It's hard to know what trig-gered the fall. Perhaps it was excessive speculation or the temporary bad news on bio-tech stocks.

  We have seen two markets lately--the Nasdaq technology-type and the old-economy stocks. Aside from Nasdaq, the rest of the market did not perform very well in the first quarter until March when it somewhat rallied. The average stock has done poorly for two years. However, the Nasdaq technology stocks had very strong performance until March and have been pounded for the last month or so.

  In March, money began to flow out of the technology, or new-economy, stocks into the old-economy stocks. Some of the older more mundane companies just reached fairly reasonable price levels. Some investors started to think that these stocks had become so cheap that there could be leveraged buyouts or cash takeovers. Also, some of the tech stocks, especially the Internet-related ones, had achieved extremely high price/earnings ratios. Investors may have decided to become more defensive, and money shifted from one group to another. The market could just as easily shift back again. It may or may not indicate the end of the "Wild West" style of investing. That is why we have to keep monitoring the indicators.

  As of this writing, the market is wondering what the Fed will do at its next meeting. My guess is that it will raise rates another 25 basis points. I think a 50 basis-point boost would shock the market, and I don't believe the Fed really wants to do that. But, it is worried about inflation, which did accelerate recently.

  We had a very poor report on the Consumer Price Index, which is now running at an increase of about 3.7% annually. This is up from a low of perhaps 1.4%. Other indicators, such as the purchasing managers' price index, are also mov-ing up. Rightly or wrongly, the Fed is concerned about the danger of inflation and has been increasing interest rates.

  The Fed has already had an impact on the stock market, but it has affected the new- and old-economy stocks differently. It adversely affected the old-economy stocks first and only belatedly hurt the technology stocks. No indica-tor is perfect. Following the Fed is not a foolproof way to play the market, but it does give you some odds. If the Fed keeps on raising rates, it is prob-ably not a great thing for the stock market.

  Another problem facing the market is the huge amount of margin debt, which has soared to a record $278 billion in the last 12 months. A big part of that increase came within the last five months--almost $100 billion in five months! I don't think that's at all healthy.

  The good news is that undoubtedly some of the margin debt was taken off the books when the Nasdaq slumped recently. It's too soon to know what the current numbers are. During the 1998 market slide, approximately 16% of the debt was wiped out. Even if that much was taken off here, the figure would still be way above where it was even a few months ago.

  Also overhanging the market are the hundreds of billion dollars worth of shares held by insiders that will reach their so-called lockup limits in the months ahead and be eligible for sale. These are options held by early invest-ors or management, primarily in companies with initial public offerings in the last year or so, that cannot be exercised before a certain date. This is defi-nitely a threat. Some of these stocks were already sold in the marketplace in record numbers and hurt the companies involved.

  One thing I am not particularly concerned about is our trade deficit that jumped to a record $29.2 billion in February. Some analysts have voiced concern that a weaker dollar, which could raise the prices of imported products, could be inflationary and ultimately cause a recession. I don't put much stock in the reasoning. Look at Japan--despite an enormous trade surplus, it is in a depression.

  Meanwhile, the U.S. economy grew at a 7.3% annual rate in the fourth quarter, the fastest rate in almost 16 years. However, there are potential factors that could bring our longest economic expansion to an end. The Fed could do it by raising rates high enough to put a monkey wrench into the econo-my. The drop in Nasdaq might already have had a somewhat negative wealth ef-fect. Further declines might lop a point or more from our gross national prod-uct.

  It is always hard to say in advance what might slow down an economy. The yield curve, which I mentioned earlier, is inverted or close to it. That has been a reasonably reliable indicator for forecasting a recession. We have not always had a recession after an inverted yield curve, but the odds are better than even. It is possible that we could experience one, maybe next year. I don't really have an opinion whether there will be a recession; however, I do know that the law of business cycles has not been repealed. We will still have cycles, but I don't think they will be as violent as they were in the past.

  Summing up, the market positives include the fact that the bond market has acted fairly well, and a few of our sentiment indicators got better when the Nasdaq recently broke down. The negatives include the uptick in inflation, the five interest rate hikes by the Fed, and our overall package of sentiment indicator numbers that still aren't very good.

  Valuations, or price/earnings ratios, appear on both sides of the ledger. They are still very high on a number of new-economy stocks but are modest and, in some cases, cheap on some of the old-economy stocks. This indicator seems neutral to me.

  In view of the above, we are in a conservative position right now. I am not bearish, and I am not bullish. I would be glad to raise our exposure, espe-cially if there is more pessimism on the market. As always, we will be defen-sive, a posture that has helped us so far this year.


                             PORTFOLIO COMPOSITION

  Conforming to our investment policy guidelines, all of our bonds are U.S. government obligations. The average duration of the bond portion of our portfo-lio (sensitivity to interest rates) was 4.1 years as of March 31, 2000. This compares with 2.2 years at year-end. Since these bonds are liquid, they give us the flexibility to respond quickly to changing market conditions.

  At the end of the first quarter, our leading industry groups included tech-nology, telecommunications, financial services, energy, and health care. During the quarter, we added to our holdings in technology, energy, and health care. Our positions in telecommunications and financial services were little changed. We trimmed our holdings in media and retail, both of which had appeared among our largest sector weightings at year-end.

  Our leading individual holdings on March 31, 2000, included General Electric, Microsoft, Cisco, EMC, Intel, Nokia, America Online, Dell, Morgan Stanley Dean Witter and American International Group. The only company on this list new to our portfolio is American International Group. We added to our positions in Microsoft, Dell and America Online, while Intel gained through appreciation. We trimmed our holding in Wal-Mart, Grupo Televisa, Tribune Co., Amgen and Georgia-Pacific, all of which had been included among our top individual positions at year-end.

                Sincerely,

                /s/ Martin E. Zweig, Ph.D.
                Martin E. Zweig, Ph.D.
                Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS
                                 March 31, 2000
                                  (Unaudited)

                                                          Number of
                                                           Shares       Value
                                                          ---------   ----------
Common Stocks                                      23.17%
Aerospace & Air Transport                           0.16%
  Boeing Co. ............................................  30,100     $1,141,919
                                                                      ----------
Automotive                                          0.47%
  Delphi Automotive Systems Corp. .......................  90,000      1,440,000
  General Motors Corp. ..................................  22,800      1,888,125
                                                                      ----------
                                                                       3,328,125
                                                                      ----------
Building & Forest Products                          0.40%
  Cemex S.A. de CV, ADR..................................  60,000(a)   1,357,500
  Georgia-Pacific Group..................................  37,500      1,483,594
                                                                      ----------
                                                                       2,841,094
                                                                      ----------
Chemicals                                           0.15%
  Air Products & Chemicals, Inc. ........................  37,500      1,066,406
                                                                      ----------
Commercial Services                                 0.13%
  Modis Professional Services, Inc. .....................  75,100(a)     929,363
                                                                      ----------
Consumer Products                                   0.60%
  Adolph Coors Co., Class B..............................  35,400      1,692,563
  PepsiCo, Inc. .........................................  75,000      2,592,187
                                                                      ----------
                                                                       4,284,750
                                                                      ----------
Electronics -- Electrical                           0.93%
  General Electric Co. ..................................  27,000      4,190,062
  SCI Systems, Inc. .....................................  45,100(a)   2,426,944
                                                                      ----------
                                                                       6,617,006
                                                                      ----------
Engineering & Machinery                             0.37%
  Ingersoll-Rand Co. ....................................  60,000      2,655,000
                                                                      ----------
Financial Services                                  2.72%
  Allstate Corp. ........................................  72,700      1,731,169
  American International Group, Inc. ....................  30,000      3,285,000
  Chase Manhattan Corp. .................................  30,000      2,615,625
  Fannie Mae.............................................  45,000      2,539,688
  H & R Block, Inc. .....................................  28,400      1,270,900
  Lehman Brothers Holdings, Inc. ........................  27,000      2,619,000
  Merrill Lynch & Co., Inc. .............................  19,500      2,047,500
  Morgan Stanley Dean Witter & Co. ......................  39,800      3,246,187
                                                                      ----------
                                                                      19,355,069
                                                                      ----------

                                                          Number of
                                                           Shares       Value
                                                          ---------   ----------
Health Care                                         1.52%
  Amgen, Inc. ...........................................  36,200(a)  $2,221,775
  Baxter International, Inc. ............................  52,500      3,291,094
  Bristol-Myers Squibb Co. ..............................  22,600(a)   1,305,150
  Schering-Plough Corp. .................................  60,000      2,205,000
  United HealthCare Corp. ...............................  30,000      1,788,750
                                                                      ----------
                                                                      10,811,769
                                                                      ----------
Investment Companies                                0.63%
  Asia Tigers Fund, Inc. ................................  30,000        311,250
  Emerging Markets Infrastructure Fund, Inc. ............  57,284        744,692
  Gabelli Global Multimedia Trust, Inc. .................  32,300        569,288
  INVESCO Global Health Sciences Fund, Inc. .............  56,600        965,737
  Korea Fund, Inc. ......................................  45,000        672,187
  Morgan Stanley Dean Witter Asia Pacific Fund, Inc. ....  30,000        326,250
  Morgan Stanley Dean Witter Emerging Markets Fund,
   Inc. .................................................  50,400        875,700
                                                                      ----------
                                                                       4,465,104
                                                                      ----------
Manufacturing                                       0.32%
  Tyco International Ltd. ...............................  45,000      2,244,375
                                                                      ----------
Media                                               1.47%
  Comcast Corp., Class A.................................  49,900      2,164,413
  Grupo Televisa S.A., GDR...............................  30,000      2,040,000
  Infinity Broadcasting Corp. ...........................  60,000(a)   1,942,500
  New York Times Co. (The), Class A......................  28,200      1,210,837
  Tribune Co. ...........................................  30,000      1,096,875
  Viacom, Inc., Class B..................................  37,700(a)   1,988,675
                                                                      ----------
                                                                      10,443,300
                                                                      ----------
Oil & Oil Services                                  1.93%
  AES Corp. .............................................  22,500      1,771,875
  Apache Corp. ..........................................  45,000      2,238,750
  BJ Services Co. .......................................  22,500(a)   1,662,188
  Enron Corp. ...........................................  30,000      2,246,250
  Exxon Mobil Corp. .....................................  30,000      2,334,375
  Transocean Sedco Forex, Inc. ..........................  30,000      1,544,506
  USX-Marathon Group.....................................  75,000      1,954,687
                                                                      ----------
                                                                      13,752,631
                                                                      ----------
Retailing                                           1.33%
  Best Buy Co., Inc. ....................................  28,500(a)   2,451,000
  Home Depot, Inc. ......................................  29,800      1,922,100
  Lowe's Companies, Inc. ................................  30,000      1,751,250
  Target Corp. ..........................................  22,500      1,681,875
  Wal-Mart Stores, Inc. .................................  29,800      1,653,900
                                                                      ----------
                                                                       9,460,125
                                                                      ----------

                                                         Number of
                                                          Shares        Value
                                                         ---------   -----------
Steel & Heavy Machinery                            0.06%
  Bethlehem Steel Corp. ................................  75,000(a)  $   450,000
                                                                     -----------
Technology                                         6.73%
  Adobe Systems, Inc. ..................................  15,100       1,680,819
  America Online, Inc. .................................  52,500(a)    3,530,625
  Applied Materials, Inc. ..............................  34,000(a)    3,204,500
  Atmel Corp. ..........................................  15,000(a)      774,375
  Cisco Systems, Inc. ..................................  52,000(a)    4,035,712
  Compuware Corp. ......................................  60,000(a)    1,263,750
  Cypress Semiconductor Corp. ..........................  33,000(a)    1,627,313
  Dell Computer Corp. ..................................  64,400(a)    3,473,575
  EarthLink, Inc. ......................................  52,500(a)    1,020,469
  EMC Corp. ............................................  29,000(a)    3,625,000
  Fiserv, Inc. .........................................  30,000(a)    1,115,625
  Intel Corp. ..........................................  27,500       3,628,281
  Jabil Circuit, Inc. ..................................  45,200(a)    1,954,900
  JDS Uniphase Corp. ...................................  15,000(a)    1,808,437
  Lucent Technologies, Inc. ............................  29,700       1,804,275
  Microsoft Corp. ......................................  40,500(a)    4,303,125
  Motorola, Inc. .......................................  18,100       2,576,988
  Remedy Corp. .........................................  22,500(a)      947,812
  Sawtek, Inc. .........................................  15,000(a)      788,438
  Sun Microsystems, Inc. ...............................  22,500(a)    2,108,320
  USinternetworking, Inc. ..............................  33,750(a)    1,307,812
  Yahoo! Inc. ..........................................   7,500(a)    1,285,313
                                                                     -----------
                                                                      47,865,464
                                                                     -----------
Telecommunications                                 2.85%
  ADC Telecommunications, Inc. .........................  22,500(a)    1,212,188
  AT&T Corp.  ..........................................  30,000       1,687,500
  CenturyTel, Inc. .....................................  30,100       1,117,462
  MCI WorldCom, Inc. ...................................  55,850       2,530,703
  Nokia Corp., ADR......................................  16,800(a)    3,649,800
  Nortel Networks Corp. ................................  18,000       2,268,000
  SBC Communications, Inc. .............................  30,000       1,260,000
  Tele Norte Leste Participacoes S.A., ADR..............  72,100       1,919,663
  Telefonos de Mexico S.A., Class L, ADR................  44,600       2,988,200
  Telephone & Data Systems, Inc. .......................  15,000       1,665,000
  Telocity, Inc. .......................................     300(a)        3,712
                                                                     -----------
                                                                      20,302,228
                                                                     -----------
Utilities--Electric                                0.40%
  Energy East Corp. ....................................  26,800         530,975
  PECO Energy Co. ......................................  45,000       1,659,375
  Texas Utilities Co. ..................................  22,500         667,969
                                                                     -----------
                                                                       2,858,319
                                                                     -----------
    Total Common Stocks...........................................   164,872,047
                                                                     -----------

                                                        Principal
                                                         Amount       Value
                                                       ----------- ------------
United States Government Obligations            44.05%
  FHLMC, 5.125%,10/15/08.............................. $38,100,000 $ 33,159,230
  United States Treasury Notes, 6.25%, 8/31/00........  13,500,000   13,504,226
  United States Treasury Bonds, 10.75%, 5/15/03.......  15,000,000   16,790,625
  United States Treasury Notes, 7.50%, 2/15/05........  16,300,000   17,079,352
  United States Treasury Notes, 6.50%, 5/15/05........   7,600,000    7,652,250
  United States Treasury Notes, 6.125%, 8/15/07....... 107,300,000  106,327,647
  United States Treasury Notes, 6.50%, 2/15/10........  73,400,000   75,991,974
  United States Treasury Bonds, 6.50%, 11/15/26.......  40,700,000   42,951,239
                                                                   ------------
    Total United States Government Obligations....................  313,456,543
                                                                   ------------
Short-Term Investments                          32.18%
  Citibank Capital Market, 6.31%, 4/03/00.............  30,000,000   29,984,225
  Emerson Electric Co., 6.07%, 4/04/00................  11,500,000   11,492,244
  Ford Motor Credit Corp., 6.08%, 4/06/00.............  30,000,000   29,969,600
  General Electric Capital Corp., 6.05%, 4/04/00......  25,000,000   24,983,194
  Goldman Sachs Group L.P., 6.06%, 4/17/00............  30,700,000   30,612,146
  Honeywell Corp., 6.25%, 4/03/00.....................  22,000,000   21,988,541
  Merrill Lynch & Co., 6.08%, 4/07/00.................  30,000,000   29,964,533
  Pharmacia & Upjohn Co., 6.06%, 4/03/00..............  30,000,000   29,984,850
  UBS Financial Corp., 6.25%, 4/03/00.................  20,000,000   19,989,583
                                                                   ------------
    Total Short-Term Investments..................................  228,968,916
                                                                   ------------
    Total Investments -- 99.40%...................................  707,297,506
    Cash and Other Assets Less Liabilities -- 0.60%...............    4,266,088
                                                                   ------------
    Net Assets (Equivalent to $7.85 per share based on
     90,600,166 shares of capital stock outstanding) -- 100.00%... $711,563,594
                                                                   ============

--------
(a) Non-income producing security.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS
                                March 31, 2000
                                  (Unaudited)

                                                               Net Asset Value
                                       Total Net Assets           per share
                                   --------------------------  ----------------
Beginning of period: December 31,
 1999 ...........................                $714,637,205           $  7.89
  Net investment income..........  $  6,886,500                $  0.08
  Net realized and unrealized
   gains on investments..........     7,264,875                   0.07
  Dividends from net investment
   income and distributions from
   net long-term and short-term
   capital gains.................   (17,224,986)                 (0.19)
                                   ------------                -------
  Net decrease in net assets/net
   asset value...................                $ (3,073,611)            (0.04)
                                                 ------------           -------
End of period: March 31, 2000....                $711,563,594           $  7.85
                                                 ============           =======

-------------------------------------------------------------------------------
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Total Return Fund, Inc. Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

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




                      [This page intentionally left blank]

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Nancy J. Engberg
Secretary

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
100 Bright Meadow Boulevard
PO Box 2200
Enfield, CT 06083-2200

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

PXP 1376                                                              3206-1Q-00



Quarterly Report

                                     Zweig
                                The Zweig Total
                               Return Fund, Inc.

                                 March 31, 2000

[LOGO] PHOENIX
       INVESTMENT PARTNERS